                                    CONSENT


     I hereby consent to being named as a Director of Flag Investors Telephone Income Fund, Inc. (the"Fund"), in Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933 and the Investment Company Act of 1940, as the persons filing such documents may deem necessary or proper.




Date: February 7, 1996                         By: /s/ Richard T. Hale
     --------------------------------          --------------------------------
                                               Richard T. Hale

                                    CONSENT


     I hereby consent to being named as a Director of Flag Investors Telephone Income Fund, Inc. (the"Fund"), in Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933 and the Investment Company Act of 1940, as the persons filing such documents may deem necessary or proper.




Date: February 7, 1996                         By: /s/ Charles W. Cole, Jr.
     --------------------------------          --------------------------------
                                               Charles W. Cole, Jr.

                                    CONSENT


     I hereby consent to being named as a Director of Flag Investors Telephone Income Fund, Inc. (the"Fund"), in Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933 and the Investment Company Act of 1940, as the persons filing such documents may deem necessary or proper.




Date: February 7, 1996                         By: /s/ Rebecca W. Rimel
     --------------------------------          --------------------------------
                                               Rebecca W. Rimel

                                    CONSENT


     I hereby consent to being named as a Director of Flag Investors Telephone Income Fund, Inc. (the"Fund"), in Post-Effective Amendment No. 19 to the Fund's Registration Statement on Form N-1A, and in such other documents filed in connection with the registration of the Fund's shares under the Securities Act of 1933 and the Investment Company Act of 1940, as the persons filing such documents may deem necessary or proper.




Date: February 7, 1996                         By: /s/ Carl W. Vogt
     --------------------------------          --------------------------------
                                               Carl W. Vogt